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THE METZLER/PAYDEN FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 5, 2003

        On January 6, 2004, The Metzler/Payden Investment Group filed a preliminary Proxy Statement with the Securities and Exchange Commission in connection with a special shareholders meeting for shareholders of its Metzler/Payden European Emerging Markets Fund, Metzler/Payden Euroland Blue Chip Fund and Metzler/Payden European Growth Fund (each a "Fund," and collectively, the "Funds"). The meeting is scheduled to take place on Thursday, January 29, 2004. The final Proxy Statement is expected to be sent to shareholders of the three Funds on or about January 16, 2004. At the meeting, shareholders of each of the Funds will be asked to approve the adoption of the Distribution and Shareholder Servicing Plan (the "Plan") for their particular Fund.

        In relevant part, the Plan provides for a Rule 12b-1 fee. If the shareholders of a Fund approve the Plan, then effective on or about February 1, 2004, a 12b-1 fee of 0.25% will be a part of the Fund's Annual Fund Operating Expenses, applicable to all shareholders of the Fund.

            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 6, 2004